                                                                    EXHIBIT 24.1


                         CONSENT OF COOPERS & LYBRAND,
                         INDEPENDENT PUBLIC ACCOUNTANTS

                                                                   EXHIBIT 24.1
CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Sofamor Danek Group, Inc. 1993 Long-Term Incentive Plan on Form S-8 (File No. 33-60840) of our report dated January 31, 1997, on our audits of the consolidated financial statements and consolidated financial statement schedule of Sofamor Danek Group, Inc. and Subsidiaries as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996, which report is included in this annual report on Form 10-K.



Memphis, Tennessee                                    COOPERS & LYBRAND, L.L.P.
March 21, 1997

CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Sofamor Danek Group, Inc. Incentive Stock Option Plan on Form S-8 (File No. 33-43614) of our report dated January 31, 1997, on our audits of the consolidated financial statements and consolidated financial statement schedule of Sofamor Danek Group, Inc. and Subsidiaries as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996, which report is included in this annual report on Form 10-K.

                                                      COOPERS & LYBRAND, L.L.P.


Memphis, Tennessee
March 21, 1997

CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Sofamor Danek Group, Inc. Employee Stock Purchase Plan on Form S-8 (File No. 33-43597) of our report dated January 31, 1997, on our audits of the consolidated financial statements and consolidated financial statement schedule of Sofamor Danek Group, Inc. and Subsidiaries as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996, which report is included in this annual report on Form 10-K.

                                                       COOPERS & LYBRAND, L.L.P.


Memphis, Tennessee
March 21, 1997